UNITED STATES					                  OMB APPROVAL
            SECURITIES AND EXCHANGE COMMISSION  	   OMB number: 3235-0145
               		Washington, D.C. 20549          			Expires:	August 31, 1991
								                                            Estimated average burden
								                                            hours per response 14.90

                             SCHEDULE 13G

               Under the Securities Exchange Act of 1934

                            (Amendment No. ____)


                               Hologic, Inc.
                               ------------
                             (Name of Issuer)

                                Common Stock
                          -----------------------
                        (Title of Class of Securities)


                               436440-10-1
                             ---------------
                             (CUSIP Number)




Check the following box if a fee is being paid with this statement X. A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item i; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent of less of such class.) (See Rule 13d-7).

The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("ACT") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.  436440-10-1		               			    Page __2___of__5___Pages


1	NAME OF REPORTING PERSON
	S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

	S. David Ellenbogen
----------------------------------------------------------------------------
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
											    (a)
											    (b)
----------------------------------------------------------------------------
3    	SEC USE ONLY


----------------------------------------------------------------------------
4	CITIZENSHIP OR PLACE OF ORGANIZATION

	U.S.A.
---------------------------------------------------------------------------
	                    		5	SOLE VOTING POWER:	279,900
NUMBER OF
SHARES			     -------------------------------------------------------------
BENEFICIALLY          	6	SHARED VOTING POWER:	None
OWNED BY
EACH		       --------------------------------------------------------------
REPORTING	            	7	SOLE DISPOSITIVE POWER:	   279,900
PERSON
WITH			      --------------------------------------------------------------
			                   8	SHARED DISPOSITIVE POWER:	None

             --------------------------------------------------------------
9 	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

		279,900
--------------------------------------------------------------------------
10	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

		X
--------------------------------------------------------------------------
11	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

		7.3%
-------------------------------------------------------------------------
12	TYPE OF REPORTING*:

		In
-------------------------------------------------------------------------

                 SEE INSTRUCTIONS BEFORE FILLING OUT!

                              Item 1 (a)

Name of Issuer:	Hologic, Inc.

                              Item 1 (b)

Address of Issuer's Principal Executive Offices: 	590 Lincoln Street,
Waltham, Massachusetts 02154

                              Item 2 (a)

Name of Person Filing:	S. David Ellenbogen

                              Item 2 (b)

Address of Principal Business Office or, if none, Residence:   590 Lincoln
Street, Waltham, Massachusetts  02154

                              Item 2 (c)

Citizenship:	United States

                              Item 2 (d)

Title of Class of Securities:	Common Stock, $.01 par value

                              Item 2 (e)

CUSIP Number:	436440-10-1

                               Item 3
If this statement is filed pursuant to Rules 13d-1(b), or 13d-2(b), check
whether the person filing is a:   Not Applicable

                               Item 4

Ownership:

(a)  Amount Beneficially Owned:	279,900 shares of Common Stock.
Includes 7,150 shares held in a Trust, of which Mr. Ellenbogen is the sole trustee with the sole power to vote and to dispose of the shares, and for which Mr. Ellenbogen disclaims beneficial ownership. Excludes 4,750 shares held in a Trust for the benefit of Mr. Ellenboge's children, over which Mr. Ellenbogen has no power to vote or to dispose and for which Mr. Ellenbogen disclaims beneficial ownership.

(b)  Percent of Class:	7.3%

(c)  Number of shares as to which such person has:

     	(i)   sole power to vote or direct the vote: 	  279,900
     (ii)   shared power to vote or to direct the vote:
             None
    (iii)   sole power to dispose or to direct the
             disposition:   279,900
     (iv) shared power to dispose or to direct the disposition: None

                              Item 5

Ownership of Five Percent or Less of a Class:
Not Applicable.

                              Item 6

Ownership of More than Five Percent on Behalf of Another Person:  Not
Applicable

                              Item 7

Identification and Classification of the Subsidiary Which Acquired the Security being Reported on By the Parent Holding Company: Not Applicable

                              Item 8

Identification and Classification of Members of the Group:  Not Applicable

                              Item 9

Notice of Dissolution of Group:	Not Applicable

                              Item 10

Certification:	Not Applicable

                                  Signature

   After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


February 7, 1991
--------------
Date

/s/  S. David Ellenbogen
-----------------------
Signature

S. David Ellenbogen
------------------------
Name

                               EXHIBIT

               AGREEMENT PURSUANT TO RULE 13d-1 (f) (1) (iii)

	Pursuant to Rule 13d-1 (f) (l) (iii), the undersigned does hereby agree that the Schedule 13G to which this Agreement is attached as an exhibit shall be deemed filed on behalf of the undersigned.


DATED:	February 7, 1991		           	/s/  S. David Ellenbogen
                                     ---------------------------
						                              	S. David Ellenbogen


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